UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive information statement

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UNITED RESTAURANT MANAGEMENT, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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UNITED RESTAURANT MANAGEMENT, INC.

707 Grant Street suite 2307

Pittsburgh, PA 15219

INFORMATION STATEMENT NOTICE

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

Notice is hereby given that on July 10, 2009 we received the written consent, in lieu of a meeting of stockholders, from the holders of approximately 87.5% of our outstanding voting stock, approving amendments to our certificate of incorporation that changes our name from “United Restaurant Management, Inc.” to “Optimized Transportation Management, Inc.” These actions were taken in connection with an Agreement between World Logistics Services, Inc., a Delaware corporation, and the Company.

You are encouraged to read the attached Information Statement, including the exhibits, for further information regarding these actions. In accordance with Rule 14c-2, the actions described herein will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed to the Stockholders. The Company anticipates this date to occur on or about August ___, 2009.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended, and Section 228 of the Delaware General Corporation Law.

By Order of the Board of Directors

/s/ Kevin P. Brennan

Kevin P. Brennan

Pittsburgh, PA

___________, 2009

UNITED RESTAURANT MANAGEMENT, INC.

707 Grant Street suite 2307

Pittsburgh, PA 15219

INFORMATION STATEMENT

The purpose of this Information Statement is to notify the holders of our common stock as of the close of business on July 10, 2009 (the “Record Date”), that on July 10, 2009 we received the written consent, in lieu of a meeting of stockholders, from the holders of 5,500,000 shares of our common and 1,200,000 shares of our voting preferred stock with 10 votes per share, representing approximately 87.5% of our outstanding voting stock, approving an amendment to our certificate of incorporation that changes our name from “United Restaurant Management, Inc.” to “Optimized Transportation Management, Inc.”

This Information Statement is first being mailed or furnished to stockholders on or about __________, 2009. We will pay all costs associated with the preparation and distribution of this Information Statement, including all mailing and printing expenses. We will also, upon request, reimburse brokers, banks and similar organizations for reasonable out-of-pocket expenses incurred in forwarding this Information Statement to their clients.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

SECURITY OWNERSHIP

As of the Record Date, there were 8,000,000 shares of common and 1,200,000 shares of voting preferred stock with 10 votes per share issued and outstanding and entitled to vote. Each share of common stock entitles its holder to one vote.

The following table sets forth, as of June 30, 2009, the ownership of each executive officer and director of the Registrant, and of all executive officers and directors of the Registrant as a group, and of each person known by the Registrant to be a beneficial owner of 5% or more of its common stock. Except as otherwise noted, each person listed below is a sole beneficial owner of the shares and has sole investment and voting power as to such shares. No person listed below has any options, warrants or other right to acquire additional securities of the Registrant except as may be otherwise noted.

Title and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of class

Preferred	Kevin P. Brennan (1) 707 Grant Street, Suite 2307 Pittsburgh, Pennsylvania 15219	700,000 Series A 500,000 Series B	100% 100%

Common	Larry M Berry(1) Kevin Brennan(2) 707 Grant Street, Suite 2307 Pittsburgh, Pennsylvania 15219	5,500,000	67%

The person listed is currently an officer, and a director, of the Company.

(1)

Applicable percentage of ownership as of June 30, 2009 is based on 5,000,000 shares of common 1,200,000 shares of and preferred stock outstanding.

(2)

Each share of Preferred Stock is entitled to ten (10) votes per share. This equates to 12,000,000 votes on a matter voted on by common shareholders. Accordingly, Mr. Brennan, through the Preferred Shares, controls sixty percent (60%) of the voting rights of our outstanding equity securities solely through the Preferred Shares. This is in addition to his ability to direct the votes and investment power of World Logistics, which was issued 5,500,000 shares of our common stock in the Share Exchange.

(3)

Mr. Berry and Mr. Brennan are the only officers and directors of World Logistics, and accordingly are deemed the beneficial owners of 5,500,000 of our common shares issued to World Logistics in the Share Exchange because they control the voting and investment powers over such shares. Mr. Berry’s and Mr. Brennan’s direct pecuniary interests in World Logistics are 5% and 83%, respectively. Mr. Brennan and Mr. Berry disclaim beneficial ownership of our common shares other than through their direct pecuniary percentage ownership interests in World Logistics as described above.

STOCKHOLDER ACTIONS

INTRODUCTION

On July 10, 2009, our Board of Directors unanimously approved an amendment and restatement of our Certificate of Incorporation that changes our name from “United Restaurant Management, Inc.” to “Optimized Transportation Management, Inc.” (the “Name Change Amendment”) and submitted such matter for stockholder approval. On July 10, 2009, stockholders holding approximately 87.5% of our outstanding voting stock, acting by majority written consent, approved and ratified the Name Change Amendment, a copy of which is attached to this Information Statement as Exhibit A.

PURPOSE OF THE NAME CHANGE

The purpose of the name change is to reflect the new business objectives of the Company as a result of its acquisition of Federal Logistics, Inc. and Optimized Transportation Software, Inc. Management believes by changing our name to Optimized Transportation Management, Inc. it will enhance the goodwill and public perception of the Company.

EFFECTS OF THE NAME CHANGE

Changing our name will not have any effect on our corporate status, the rights of stockholders or the transferability of outstanding stock certificates. Outstanding stock certificates bearing the name “United Restaurant Management, Inc.” will continue to be valid and represent shares of Optimized Transportation Management, Inc.

VOTE REQUIRED

The affirmative vote of the holders of a majority of our outstanding common stock is required to change our name from “United Restaurant Management, Inc.” to “Optimized Transportation Management, Inc.,” which vote was obtained by a majority written consent dated July 10, 2009 from holders of approximately 87.5% of our outstanding common and preferred stock.

DISSENTERS' RIGHTS OF APPRAISAL

The Delaware General Corporation Law does not provide for appraisal or dissenter rights in connection with our name change.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Securities and Exchange Commission. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the Securities and Exchange Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Securities and Exchange Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The Securities and Exchange Commission also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the Securities and Exchange Commission through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

EXHIBITS TO INFORMATION STATEMENT

Exhibit Letter	Description
A	Form of Written Consent of Shareholders Approving Name Change Amendment
B	CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

EXHIBIT A

UNITED RESTAURANT MANAGEMENT, INC.

WRITTEN CONSENT IN LIEU OF SPECIAL

MEETINGS OF THE BOARD OF DIRECTORS AND SHAREHOLDERS

Re: Corporate Name Change

The undersigned, being the sole directors of, and the holder of outstanding stock having a majority of voting power in, UNITED RESTAURANT MANAGEMENT, INC., a Delaware corporation (the “Corporation”), hereby agree, consent to, adopt, and order the following corporate actions in lieu of holding formal meetings regarding the same, pursuant to the applicable provisions of Sections 141 and 228 of the General Corporation Law of the State of Delaware.

WHEREAS, the undersigned members of the Board of Directors and the majority shareholder of the Corporation deem it to be in the best interests of the Corporation to change the name of the Corporation.

NOW, THEREFORE, BE IT RESOLVED that the name of the Corporation shall be changed to OPTIMIZED TRANSPORTATION MANAGEMENT, INC.; and

FURTHER RESOLVED, that the following amendment to the Certificate of Incorporation of the Corporation is hereby ratified and approved:

Article FIRST of the Certificate of Incorporation of the Corporation is modified to read in its entirety as follows:

FIRST: The name of the corporation (hereinafter the "Corporation") is: OPTIMIZED TRANSPORTATION MANAGEMENT, INC.

and

FURTHER RESOLVED, that the President and Secretary of the Corporation are authorized and directed to execute and file with the Secretary of State of the State of Delaware an appropriate Certificate of Amendment to the Certificate of Incorporation of the Corporation in order to implement the foregoing amendment; and

FURTHER RESOLVED, that the actions set forth herein are ratified and approved as being fair and reasonable and in the best interests of the Corporation; and

FURTHER RESOLVED, that the Corporation shall provide written notice of this action to the other shareholders as provided under Section 228(e) of the Delaware General Corporation Law; and

FURTHER RESOLVED, that the actions set forth herein shall be effective as of the 10th day of July, 2009.

IN WITNESS WHEREOF, the undersigned have executed this Consent as of the dates indicated below.

MAJORITY SHAREHOLDERS:			DIRECTORS:

WORLD LOGISTICS SERVICES, INC.			/s/ Kevin P. Brennan
Kevin P. Brennan
By:	/s/ Kevin P. Brennan
	Kevin P. Brennan	Date:	July 10, 2009
President
/s/ Larry M. Berry
5,500,000 shares of common stock			Larry M. Berry

	/s/ Kevin P. Brennan	Date:	July 10, 2009
Kevin P. Brennan

700,000 shares of Series A Voting Preferred Stock with 10 votes per share.

500,000 shares of Series B Voting Preferred Stock with 10 votes per share.

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EXHIBIT B

CERTIFICATE OF AMENDMENT

TO THE CERTIFICATE OF INCORPORATION OF

UNITED RESTAURANT MANAGEMENT, INC.

UNITED RESTAURANT MANAGEMENT, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

That the following amendment to the Certificate of Incorporation of the Corporation has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 228, and otherwise duly adopted in accordance with the provisions of Section 242, of the General Corporation Law of the State of Delaware.

Article FIRST of the Certificate of Incorporation of the Corporation is amended to read in its entirety as follows:

FIRST: The name of the corporation (hereinafter the "Corporation") is: OPTIMIZED TRANSPORTATION MANAGEMENT, INC.

IN WITNESS WHEREOF, the undersigned president of the Corporation does hereby certify and acknowledge under penalties of perjury that this Certificate of Amendment is the act and deed of the Corporation and the facts stated herein are true.

Dated: July 10, 2009

UNITED RESTAURANT MANAGEMENT, Inc .

/s/ Kevin P. Brennan

Kevin P. Brennan

President

Attest:  /s/ Larry M. Berry

Larry M. Berry

Secretary

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